Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Minco Mining & Metals Corporation for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date:

June 29, 2007

/s/ Ken Z. Cai________

Ken Z. Cai

President